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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

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
   /X/     PURSUANT TO SECTION 13 OR 15(d) OF THE
           SECURITIES EXCHANGE ACT OF 1934
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                                 MARCH 14, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            ------------------------

                        STREAMEDIA COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                     22-3622272
    (State or other jurisdiction of             (IRS Employer Identification No.)
    incorporation or organization)

    244 WEST 54TH STREET, NEW YORK                            10019
    (Address of principal executive                         (zip code)
               offices)
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                                 (212) 445-1700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    Based on the analysis of the available financial information concerning eLeaders, Inc. (eLeaders), the Board of Directors determined that the acquisition of eLeaders does not constitute an acquisition of a significant amount of assets. Upon further review of the acquisition, the Company has not decided whether to treat the transaction as a pooling or a purchase.

ITEM 5.  OTHER EVENTS.

    On March 9, 2001, Streamedia Communications, Inc., held a special meeting of the board of directors. At that meeting, by a majority vote, the board agreed to remove Gayle Essary from his position as a director and Vice President of the Company.

                                      -2-
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       March 14, 2001

                                                       STREAMEDIA COMMUNICATIONS, INC.

                                                       By:               /s/ HENRY SIEGEL
                                                            -----------------------------------------
                                                                           HENRY SIEGEL
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER
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                                      -3-